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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): JANUARY 18, 2007

                                  GUESS?, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   1-11893                                95-3679695
           (Commission File Number)            (IRS Employer Identification No.)

1444 S. Alameda Street Los Angeles, California              90021
   (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (213) 765-3100

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Guess?, Inc. (the "Company") issued a press release on January 18, 2007 which provided updated guidance for the Company's fourth quarter and fiscal year 2006. The press release is furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K is being furnished under Item
2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1 Press release of Guess?, Inc. dated January 18, 2007 (announcing updated guidance)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 18, 2007              GUESS?, INC.

                                       By: /s/ Carlos Alberini
                                           -------------------------------------
                                           Carlos Alberini
                                           President and Chief Operating Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press release of Guess?, Inc. dated January 18, 2007 (announcing updated guidance)

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